UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

LION, Inc.
(Name of Registrant as Specified In Its Charter)

LION Shareholder Committee (a committee comprised of Sam Ringer, Kevin Kuck, Ron Matney and Art Manegre)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2007 ANNUAL MEETING OF SHAREHOLDERS

OF

LION, INC.

PROXY STATEMENT

OF

LION SHAREHOLDER COMMITTEE

To Our Fellow LION Shareholders:

This Proxy  Statement and the accompanying GREEN proxy card are being furnished to the shareholders (“Shareholders”) of LION, Inc. (“LION”) in connection with the solicitation of proxies by the LION Shareholder Committee (the “Committee”), to be used at the 2007 Annual Meeting of Shareholders of LION (the “Annual Meeting”), which is scheduled to be held at 10:00 a.m., local time, on Wednesday, June 20, 2007, at the Meydenbauer Center, 11100 NE 6th Street, Bellevue, Washington 98004, and at any adjournments, postponements or continuations thereof.  This Proxy Statement and the GREEN proxy card are first being furnished to Shareholders on or about June 11, 2007.

At the Annual Meeting, the Participants (as hereinafter defined) will seek to elect the following persons to the Board of Directors of LION:  Sam Ringer (who is currently a director of LION and has also been nominated by LION to serve as a director), Kevin Kuck, Ron Matney and Art Manegre (each a “Committee Nominee” and collectively the “Committee Nominees”).  Each of the Committee Nominees has consented to serve as a director of LION, if elected.

WE URGE THE SHAREHOLDERS TO VOTE FOR THE COMMITTEE’S NOMINEES.

The Committee Nominees and each of the other Participants have no interest in LION other than (a) through the beneficial ownership (if any) of shares of Common Stock, par value $0.001 per share, of LION (the “Shares”) or other securities (if any) of LION as disclosed herein, and (b) in the case of Mr. Ringer, his position as a current director of LION.

THE COMMITTEE NOMINEES ARE COMMITTED TO ACTING IN THE BEST INTEREST OF THE LION SHAREHOLDERS AND THE COMMITTEE URGES YOU TO VOTE YOUR GREEN PROXY CARD FOR THEM.

IMPORTANT

The election of the Committee Nominees requires the affirmative vote of a plurality of the votes cast, assuming a quorum is present or otherwise represented at the Annual Meeting.  As a result, your vote is extremely important.

THE COMMITTEE URGES YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY LION.  IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE YOUR PROXY AND VOTE FOR THE COMMITTEE NOMINEES BY DELIVERING A LATER-DATED GREEN PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE OR BY VOTING IN PERSON AT THE ANNUAL MEETING.  SEE “VOTING PROCEDURES” AND “PROXY PROCEDURES” BELOW.

If you have any questions or require any assistance in executing your proxy, please call:

D.F. King & Co., Inc.

48 Wall Street

New York, New York 10005

Banks and Brokers call collect:  (212) 269-5550

All others call toll free:  (800) 714-3312

or visit the Committee’s website at http://www.lionshareholdercommittee.com.

Only holders of record of LION’s voting securities as of the close of business on May 7, 2007 (the “Record Date”) are entitled to notice of, and to attend and to vote at, the Annual Meeting and any adjournments or postponements thereof.  According to the proxy statement of LION filed with the Securities and Exchange Commission (“LION’s Proxy Statement”), as of the Record Date there were outstanding 38,624,272 shares of common stock, par value $0.001 per share, of LION (the “Common Stock”).  Shareholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock of LION held on the Record Date.

As of the Record Date, the Participants beneficially owned an aggregate of 3,414,176 shares of Common Stock, representing approximately 8.84% of the outstanding shares of Common Stock.  The Participants intend to vote such shares FOR the election of the Committee Nominees.

THE ANNUAL MEETING IS LESS THAN TWO WEEKS AWAY.  YOU MUST ACT PROMPTLY TO SUPPORT THE COMMITTEE NOMINEES.

PARTICIPANTS IN SOLICITATION OF PROXIES

The Committee Nominees (who are Sam Ringer, Kevin Kuck, Ron Matney and Art Manegre) are the only participants in the solicitation of proxies.

The following table sets forth information concerning the shares of Common Stock of LION owned by the Committee Nominees as of the Record Date for the Annual Meeting.  None of the Committee Nominees other than Mr. Manegre have purchased or sold any shares of Common Stock of LION during the two year period preceding the date of this proxy statement.  Mr. Manegre purchased 15,000 shares of Common Stock of LION on March 20, 2006, at the price of $0.35 per share.

	Amount and Nature of
	Beneficial Ownership
Name of Participant	(direct unless otherwise noted)		Percentage of Class
Sam Ringer	1,873,920	(1)	5.04%
Kevin Kuck	752,656		1.95%
Ron Matney	692,600	(2)	1.79%
Art Manegre	95,000		0.25%
Totals	3,414,176		8.84%

(1)           Does not include 75,000 shares of Lion Common Stock issuable to Mr. Ringer pursuant to presently exercisable options.

(2)           Includes 25,100 shares of Common Stock held in an individual retirement account by Mr. Matney, and 45,000 shares of Common Stock held by Mr. Matney’s children.

No Committee Nominee is a party to any contract, arrangement or understanding with any person with respect to any securities of LION, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies, and no Committee Nominee was a party to any such a contract, arrangement or understanding during the past year.  Further, except for the Committee Nominees’ understanding that they may seek to appoint Sam Ringer as chief executive officer of the Company if they are elected, no Committee Nominee nor any associate of a Committee Nominee has any arrangement or understanding with any person with respect to (a) any future employment by LION or its affiliates or (b) any future transactions to which LION or any of its affiliates will or may be a party.

ELECTION OF DIRECTORS

On May 25, 2007, the Committee Nominees delivered a letter to LION, notifying LION that the Committee would seek to elect the Committee Nominees to the board of directors of LION at the Annual Meeting.

According to LION’s Proxy Statement, LION’s Board of Directors (the “Board”) intends to nominate six candidates for election as directors at the Annual Meeting.   The Committee is seeking the authority to vote for the Committee Nominees, consisting of Sam Ringer, Kevin Kuck, Ron Matney and Art Manegre.  The Committee is NOT seeking authority to vote for and will NOT exercise any authority for any of the persons nominated by LION (other than Mr. Ringer, who is also a LION nominee), information for which may be found in LION’s Proxy Statement.

If all of the Committee Nominees are elected, then they would comprise a majority of the LION Board, and possibly all of the LION Board if any two elected LION nominees chose not to serve.  Conversely, if less than all of the Committee Nominees are elected, then they would comprise a minority of the LION Board unless a sufficient number of elected LION nominees chose not to serve.  There is no assurance that any of the persons nominated by LION will serve, assuming they are elected, if any of the Committee Nominees are elected.

LION’s bylaws provide that the board of directors shall comprise no fewer than three or more than nine directors.  Were some or all of the LION nominees not to serve on the LION Board, then the remaining directors would have to decide, by a majority vote, whether the LION Board would then be comprised of such remaining directors (assuming there were at least three such directors) or whether such actions created a vacancy or vacancies.  Were the remaining directors to determine that a vacancy or vacancies existed, they would be filled, pursuant to LION’s bylaws, by the affirmative vote of a majority of the remaining directors, even though less than a quorum, or by a sole remaining director.

The Committee Nominees have no present plans concerning the composition of the LION Board arising under the foregoing circumstances.  That having been said, the Committee Nominees would not favor any proposal to increase the size of the LION Board to add any LION nominee who was not elected at the Annual Meeting.

Background information about the Committee Nominee is set forth below. The Committee Nominees, if elected, would hold office until the 2008 annual meeting of Shareholders and until their successors have been duly elected and qualified.  The Committee Nominees do not receive any compensation from any of the Participants or any of their affiliates in connection with this proxy solicitation.  The Committee Nominees have an interest in the election of directors at the Annual Meeting indirectly through the beneficial ownership of Shares, as set forth in the table elsewhere in this proxy statement.  The Committee Nominees would not be barred from being considered independent under the independence standards applicable to LION under paragraph (a)(1) of Item 407 of Regulation S-B under the Securities Exchange Act of 1934, as amended.

Other than as disclosed in this proxy statement, (a) the Committee Nominees are not,  nor were they within the past year, a party to any contract, arrangement or understanding  with any person with respect to any securities of LION, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (b) neither the Committee Nominees nor any of their associates have any arrangement or understanding  with any person  with respect to (i) any future employment by LION or its affiliates or (ii) any future transactions to which LION or any of its affiliates will or may be a party.

Sam Ringer, age 47, is a co-founder of LION and has served as a director since 1989.  He is also the co-architect and author of the LION search software.  Mr. Ringer has also held several key positions at LionInc.com, including Chief Technology Officer (from 1997 to March 2000), Chief Executive Officer (March 2000 to January 2001) and President (from 1991 through 1995, and from 1997 to March 2000).  He received his training as a computer engineer and programmer at Spokane Falls Community College and Gonzaga University, both of which are located in Spokane, Washington.  Prior to joining Lion, Mr. Ringer worked for two years as a mortgage broker at MorNet Mortgage, a Seattle mortgage brokerage firm.  He has been a LION shareholder since 1988.  His business address is 1044 Mingo Mountain Road, Kettle Falls, Washington 99141.

Kevin Kuck, age 50, has been employed in various senior management positions at 3M Corporation for 26 years, including Vice President of the 3M Film and Materials Resource Division (2005 to the present); Vice President and Managing Director of 3M Germany Holdings, the company’s second largest subsidiary (2003 to 2005); Vice President of the 3M Personal Care and Related Products Division (2001 to 2003); Operations Manager of 3M Audio/Video Products (1994 to 1996); Product and Process Development Manager for 3M Memory Technologies Group (1992-1994; and Senior Specialist and Lead Engineer for the 3M Magnetic Media Group (1987 to 1991).    He has extensive experience at 3M in new business launches, product development, process technology development, and mergers and divestitures.  Mr. Kuck received a Bachelor of Sciences degree from the University of Wisconsin in 1980, where he majored in engineering and finance.  He has been a LION shareholder since 1987.  His business address is 3M Center, Building 223-6S-07, St. Paul, Minnesota 55144-1000.

Ron Matney, age 48, has been involved in the commercial and residential real estate industry for over 30 years, most recently as an owner and broker of Windermere Colville, in Colville, Washington (positions he has held since 2005), as a realtor for Century 21 in Colville (1986 to 1996), and as the owner of Timberland & Commercial Holdings, a family-owned property holding company (from 1974 to present).  During this period he has also served on the Colville board of realtors (serving as its president in 1994) and numerous multiple listing service, or MLS, committees and boards.  Mr. Matney was Vice President of Matney Lumber, a family-owned lumber company, from 1978 to 1981, and has been the trust manager of Matney Properties since 1984.  In addition to his professional positions, he has also devoted substantial time to community and civic organizations, including the Colville Elks Club, Rotary International, the Orient, Washington school board (1994 to 1998), and Special Olympics (2000 to 2004).  Mr. Matney has been a LION shareholder since 1987.  His business address is 790 South Main Street, Colville, Washington 99114.

Art Manegre, age 62, has held various positions in commercial and corporate banking for over 35 years, including as a principal of Manegre Capital Resources, a financial consulting and mortgage brokerage firm (2001 to present); Continental Wingate Capital, Inc., a privately-held lender specializing in HUD/FHS and FNMA loans to the senior care and retirement home industry (2000 to 2001; Senior Vice President of HMB Capital Company , a financial consulting and mortgage brokerage firm serving the Pacific Northwest (1998 to 2000); Senior Account Executive of Southern Pacific Thrift and Loan, a subsidiary of Imperial Credit Industries, Inc. (1993 to 1998); Regional Account Manager for Foster Ousely Conley, which provides management services to wholesale and retail lenders (1992 to 1994); Executive Vice President of A.I.G. Incorporated (1990 to 1992); and Vide President and Commercial Loan Officer with Seattle First National Bank(1988 to 1990).   currently a Vice President and Senior Commercial Loan Officer for Golf Savings Bank in Montlake Terrace, Washington.  Mr. Manegre is a graduate of Washington State University, where he received a Bachelor of Arts degree in economics, and the Pacific Coast School of Banking at the University of Washington.  He has been a LION shareholder since 1995.  His business address is 11041 NE 14th, Bellevue, Washington 98004.

THE COMMITTEE STRONGLY URGES YOU TO VOTE FOR THE ELECTION OF THE COMMITTEE NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED TO YOU WITH THIS PROXY STATEMENT.  IF YOU HAVE SIGNED THE GREEN PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE ALL THE SHARES REPRESENTED BY THE GREEN PROXY CARD FOR THE ELECTION OF THE COMMITTEE NOMINEES.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

According to LION’s Proxy Statement, LION is soliciting proxies with respect to only one proposal other than the election of directors, that being to ratify the appointment of Grant Thornton LLP as LION’s independent registered public accounting firm for the fiscal year ending December 31, 2007.  Please refer to LION’s Proxy Statement for a detailed discussion of this proposal, which is briefly described below.

The accompanying GREEN proxy card will be voted in accordance with your instruction on such card.  You may vote for or vote against, or abstain from voting on Proposal 2 described above by marking the proper box on the GREEN proxy card.

IF YOU HAVE SIGNED THE GREEN PROXY CARD AND NO MARKING IS MADE, YOU WILL BE DEEMED TO HAVE GIVEN A DIRECTION TO VOTE FOR RATIFICATION OF GRANT THORNTON LLP AS LION’S INDEPENDENT REGISTERED ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

OTHER PROPOSALS

The Participants know of no other business to be presented at the Annual Meeting.  If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed GREEN proxy card will vote that proxy on such other matters in accordance with their judgment.

VOTING PROCEDURES

According to LION’s Proxy Statement, the voting procedures are as set forth below.

Holders of shares of LION’s Common Stock, at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.  Each share of Common Stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.

Directors are elected by a plurality of the votes cast by the holders of LION’s Common Stock at a meeting at which a quorum is present.  Plurality means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of six directors to be chosen at the meeting.  Consequently, any shares not voted (whether by abstention, broker nonvote or otherwise) have no impact in the election of directors.  A quorum is 40 percent of the Shares entitled to vote at the Annual Meeting.  The Shares represented by a proxy marked “withhold” or “abstain” will be considered present at the Annual Meeting for purposes of determining a quorum.

As explained in the detailed instructions on your GREEN proxy card, there are three ways you may vote. You may:

•                  Vote by fax by faxing your signed and dated GREEN proxy card to the Committee at 1-888-506-6363.

•                  Sign, date and return the enclosed GREEN proxy card in the enclosed postage-paid envelope.  We recommend  that you vote on the GREEN proxy card even if you plan to attend the Annual Meeting;

•                  Vote in person by attending the Annual Meeting.  Written ballots will be distributed to Shareholders who wish to vote in person at the Annual Meeting.  If you hold your Shares through a bank, broker or other custodian, you must obtain a legal proxy from such custodian in order to vote in person at the meeting.

Whether or not you are able to attend the Annual Meeting, you are urged to complete the enclosed GREEN proxy and return it in the enclosed self-addressed, prepaid envelope.  All valid proxies received prior to the meeting will be voted.  If you specify a choice with respect to any item by marking the appropriate box on the proxy, the Shares will be voted in accordance with that specification.

IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED (1) FOR THE COMMITTEE’S NOMINEES (CONSISTING OF MR. RINGER, MR. KUCK, MR. MATNEY AND MR. MANEGRE) (2) FOR PROPOPOSAL 2, AND, IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

The names, backgrounds and qualifications of LION’s nominees and other information about them can be found in LION’s Proxy Statement.  There is no assurance that any of LION’s nominees will serve as directors if the Committee Nominees are elected.

If you have any questions or require any assistance in executing your proxy, please call:

D.F. King & Co., Inc.

48 Wall Street

New York, New York 10005

Banks and Brokers call collect:  (212) 269-5550

All others call toll free:  (800) 714-3312

or visit the Committee’s website at http://www.lionshareholdercommittee.com.

THE ANNUAL MEETING IS LESS THAN TWO WEEKS AWAY.  YOU MUST ACT PROMPTLY IF YOU INTEND TO SUPPORT THE COMMITTEE NOMINEES.

PROXY PROCEDURES

The accompanying GREEN proxy card will be voted at the Annual Meeting in accordance with your instructions on such card.  Only holders of record as of the close of business on the Record Date will be entitled to vote.  If you were a Shareholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares after the Record Date.  Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the GREEN proxy card, even if you sold such shares after the Record Date.

IF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS.  ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE GREEN PROXY CARD AS SOON AS POSSIBLE.

REVOCATION OF PROXIES

Any Shareholder of record may revoke or change his or her proxy instructions at any time prior to the vote at the Annual Meeting by:

•                  submitting a properly executed, subsequently dated GREEN proxy card that will revoke all prior proxy cards, including any proxy cards that you may have submitted to LION;

•                  attending the Annual  Meeting and withdrawing his or her proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

•                  delivering written notice of revocation either to the Committee (at P.O. Box 48580, Spokane, Washington 99228-1580 or by fax to 1-888-506-6363) or the Corporate Secretary of LION at the address provided in LION’s Proxy Statement.

Although a revocation is effective if delivered to LION, the Committee requests that either the original or a copy of any revocation be mailed to the Committee at P.O. Box 48580, Spokane, Washington 99228-1580 so that the Committee will be aware of all revocations.

IF YOU PREVIOUSLY SIGNED AND RETURNED A PROXY CARD TO LION, WE URGE YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE GREEN PROXY CARD, (2) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (3) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE COMMITTEE OR TO THE CORPORATE SECRETARY OF THE COMPANY.

COST AND METHOD OF SOLICITATION

Solicitation of proxies shall be made by Mr. Ringer, Mr. Kuck, Mr. Matney and Mr. Manegre.  In addition, the Committee has retained. D.F. King & Co., Inc. (“D.F. King”) to assist it in soliciting proxies, for which D.F. King is to receive a fee not to exceed $17,500, plus reimbursement for its reasonable out-of-pocket expenses.  The Committee has agreed to indemnify D.F. King against certain liabilities, including certain liabilities under the federal securities laws.  Insofar as indemnification for liabilities arising under the federal securities laws may be permitted pursuant to the foregoing provision, the Committee has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and is therefore unenforceable.  D.F. King may solicit proxies for the Annual Meeting by mail, courier services, the Internet, telephone, telefacsimile, or in person, and is anticipated to employ approximately 50 persons for such purpose.

The total expenditures in furtherance of, or in connection with, the solicitation of proxies by the Committee is approximately $15,000 to date, and is estimated to be $75,000 in total.  Such expenditures will be borne and paid by Mr. Ringer.  The Committee intends to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event the Committee’s Nominees, or any of them, are elected to the LION Board, but do not intend to submit the issue of reimbursement to a vote of security holders.

ADDITIONAL INFORMATION

Certain information regarding the securities of LION held by LION’s directors, nominees, management and 5% Shareholders is contained in LION’s Proxy Statement.  Information concerning the date by which proposals of security holders intended to be presented at the next annual meeting of Shareholders of Lion must be received by LION for inclusion in LION’s Proxy Statement and form of proxy for that meeting is also contained in LION’s Proxy Statement.  This information is also contained in LION’s public filings.  Participants other than Mr. Ringer (who is currently a director of LION) take no responsibility for the accuracy or completeness of such information.

Date:       June 11, 2007

IMPORTANT

•                  If your Shares are held in your own name, please vote your shares in any of the ways specified in the enclosed GREEN proxy card.

•                  If your shares are held in the name of a brokerage firm, bank nominee or other  institution, only it can vote such shares and only upon receipt of your specific  instructions.  Accordingly, you should contact the person responsible for your account and give instructions for a GREEN proxy card to be signed representing your shares.

•                  If you have already submitted a proxy card to LION for the Annual Meeting, you may change your vote to a vote FOR the election of the Committee Nominees by signing, dating and returning the enclosed GREEN proxy card for the Annual Meeting.  ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

If you have any questions or require any assistance in executing your proxy, please call:

D.F. King & Co., Inc.

48 Wall Street

New York, New York 10005

Banks and Brokers call collect:  (212) 269-5550

All others call toll free:  (800) 714-3312

or visit the Committee’s website at http://www.lionshareholdercommittee.com.

THE ANNUAL MEETING IS LESS THAN TWO WEEKS AWAY.  YOU MUST ACT PROMPTLY IF YOU INTEND TO SUPPORT THE COMMITTEE NOMINEES.